Exhibit 10.28



                                  THE TOWN BANK
                                       OF
                                    WESTFIELD

                         2001 EMPLOYEE STOCK OPTION PLAN

1.    Purpose of the 2001 Employee Stock Option Plan.

            The Town Bank of Westfield (the "Corporation") desires to attract and retain the best available employees ("Eligible Employees", as hereinafter defined) and to encourage their highest level of performance. The 2001 Employee Stock Option Plan (the "Employee Stock Option Plan") is intended to contribute significantly to the attainment of these objectives by (i) providing long-term incentives and rewards to all Eligible Employees who are in a position to contribute to the long-term success and growth of the Corporation, (ii) assisting the Corporation and any subsidiary of the Corporation in attracting and retaining Eligible Employees with experience and ability, and (iii) associating more closely the interests of the Eligible Employees with those of the Corporation's stockholders.

            The term "Eligible Employees" as used in this Employee Stock Option Plan means the employees and Officers of (i) the Corporation, (ii) any parent of the Corporation, or (iii) any subsidiary of the Corporation.

2.    Scope and Duration of the Employee Stock Option Plan.

            Under the Employee Stock Option Plan, options (singularly, an "Option", collectively, the "Options") to purchase voting common stock, $5.00 par value ("Common Stock") of the Corporation, may be granted, which options, if granted to Eligible Employees who are also employees (including Officers who are employees) of the Corporation, a parent corporation or a subsidiary corporation of the Corporation, may, at the time of grant, be designated as incentive stock options ("ISOs"), with the attendant tax benefits, as provided for under sections 421 and 422 of the Internal Revenue Code of 1986, as amended, and any successor statute and regulations promulgated or proposed thereunder (the "Code"). The aggregate number of shares of Common Stock reserved for grant from time to time under the Employee Stock Option Plan is 28,465 shares of Common Stock, which shares may be authorized but unissued shares of Common Stock or shares of Common Stock which shall have been or which may be reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine. In no event may there be dedicated under the Employee Stock Option Plan a number of shares of Common Stock of the Corporation greater than five percent of the outstanding shares of Capital Stock of the Corporation. The aggregate number of shares of Common Stock reserved for grant under the Employee Stock Option Plan shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full, the shares represented by the portion thereof not so exercised shall (unless the Employee Stock Option Plan shall have been terminated) become available for other Options under the Employee Stock Option Plan. The Employee Stock Option Plan shall become effective upon approval by the Board of Directors and stockholders of the Corporation as provided in Paragraph 12. Subject to Paragraph 13, no Option shall be granted under the Employee Stock Option Plan after the tenth (10th) anniversary of the approval of the Employee Stock Option Plan by the stockholders of the Corporation, or December 31, 2011, whichever occurs first.

3.    Administration of the Employee Stock Option Plan.

            The Board of Directors of the Corporation shall appoint a committee (the "Committee") to administer the Employee Stock Option Plan. The Committee shall consist of either the entire Board of Directors (provided that a majority of the Board of Directors and a majority of the Directors acting as the Committee are disinterested persons) or a Committee appointed by the Board of Directors consisting of one or more disinterested persons, who are Directors of the Corporation, and who shall serve at the pleasure of the Board of Directors.

            The Committee shall have authority in its discretion, subject to, and not inconsistent with, the express provisions of the Employee Stock Option Plan, to direct the grant of Options; to determine the purchase price of the


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Common Stock  covered by each Option,  the Eligible  Employees to whom,  and the time or times at which, Options shall be granted and the number of shares to be covered by each Option; to designate Options as ISOs; to interpret the Employee Stock Option Plan; to determine the time or times at which Options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Employee Stock Option Plan, including, without limitation, such rules and regulations as it shall deem advisable to insure that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate or propose from time to time exempting transactions from Section 16(b) of the Securities Exchange Act of 1934; to determine the terms and provisions of, and to cause the Corporation to enter into, agreements with Eligible Employees as a prerequisite to, and in connection with, a grant of Options under the Employee Stock Option Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Employee Stock Option Plan. The Committee may delegate to one or more of its members, or to one or more agents, those administrative duties as the Committee may deem advisable and may employ (or authorize any person to whom it has delegated duties, as aforesaid) to employ one or more persons to render advice with respect to any responsibility it (or that person) may have under the Employee Stock Option Plan.

            The Board of Directors of the Corporation may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it shall deem advisable. Members may participate in meetings through conference telephone calls or similar arrangements. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem necessary or advisable. No member of the Committee shall be liable for any action or determination taken or made, or not taken or not made, in good faith with respect to the Employee Stock Option Plan or any Option granted under it.

4.    Eligibility:  Factors to be Considered in Granting Options and Designating
      ISOs.

            (a) Options may be granted only to (i) employees (including Officers who are employees) of the Corporation, or a parent corporation or a subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) to Officers of the Corporation, a parent corporation or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees. In determining the persons to whom Options shall be granted and the number of shares of Common Stock to be covered by each Option, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Corporation's successful operation or to successful operation of a parent corporation or a subsidiary corporation thereof, as the case may be, and such other factors as the Committee in its sole and absolute discretion shall deem relevant. Subject to the provisions of Paragraph 2, above, an Eligible Employee may receive Options on more than one occasion under the Employee Stock Option Plan.

            (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Corporation and any parent corporation or any subsidiary corporation thereof) may not exceed $100,000.

5.    Option Price.

            The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, but in no event in the case of an ISO shall it be less than the fair market value of a share of the Common Stock on the date the ISO is granted or one hundred and ten percent (110%) of the fair market value of a share of the Common Stock on the date the ISO is granted if the Holder owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a parent or subsidiary corporation thereof (a "Ten Percent Holder"). In no event may the option price of a share of Common Stock be less than the greater of the par value of the Common Stock or eighty-five percent (85%) of its fair market value on the date the Option is granted. For all purposes under the Employee Stock Option Plan, if at the time of grant the Common Stock


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is publicly traded, its fair market value shall be the last reported sale price, regular way, on the last preceding trading day, or, in case no such reported sale takes place on that day, the average of the last reported bid and asked prices, regular, in either case on the principal national securities exchange, if any, on which the Common Stock is admitted to trading or listed, or if not so admitted to trading or listed on any national securities exchange, the average of the closing reported bid and asked prices on the last preceding trading day as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if not listed for quotation through NASDAQ or any comparable system, the average of the closing bid and asked prices on the last preceding trading day as recorded by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Committee for that purpose. If the Committee shall determine that no stock quotation is available or that the stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an ISO is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine its fair market value. The determination of the fair market value of the Common Stock shall be made by the Committee without regard to any restrictions, other than a restriction which, by its terms, will never lapse. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the date on which that Option is granted.

6.    Term of Options.

            The term of each option shall be fixed by the Committee, but in no event shall it be more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and 10. The term of an ISO granted to a third-party Ten Percent Holder shall be no more than five years from the date of grant.

7.    Exercise of Options.

            (a) An Option may be exercised, in whole or in part, from time to time commencing on the first anniversary of the date of the grant of the Option. However, not more than 25 percent of the shares subject to an Option may be purchased prior to the second anniversary of the date of grant of the Option, not more than 50 percent of the shares subject to an Option may be purchased prior to the third anniversary of the date of grant of the option, and not more than 75 percent of the shares subject to an Option may be purchased prior to the fourth anniversary of the date of grant of the Option. All shares not previously purchased may be purchased after the fourth anniversary of the date of grant of the Option provided the Option has not lapsed or been previously terminated. Notwithstanding the foregoing, (i) the Committee may in its discretion issue Options from time to time which are immediately exercisable in full or which are exercisable at such other time or times as the Committee in its sole and absolute discretion determines, except that no Option shall be exercisable later than ten years after its date of grant.

            (b) Options that are not designated as ISOs may be exercised in such manner and at such time or times as the Committee in its sole and absolute discretion shall determine, except that in no event shall any such Option be exercisable later than ten years after its date of grant.

            (c) An Option may be exercised as to any or all, full or fractional, shares of Common Stock as to which the Option is then exercisable.

            (d) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided, that if permitted by related Agreement or by the Committee, the purchase price may be paid in whole or in part, in installments. In addition, the Holder (as hereinafter defined) shall, upon notification of the amount due and prior to, or concurrently with, delivery to the Holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable tax requirements (whether federal, state, local, or otherwise). If the purchase price is to be paid in installments, the Holder shall pay the down payment, if any, and the balance as the related Agreement or Committee may permit.

            (e) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the Holder thereof is then an Eligible Employee or has been an Eligible Employee of the Corporation or any parent of the Corporation or any subsidiary of the Corporation or any combination thereof (i) on the date of its grant, and, (ii) in the case of an ISO, from the date of grant, continuously until a date not earlier than a date which is three months (one year in the case of a Holder who is disabled as provided in section 10(b), below) prior to the date of exercise.


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

            (f) A Holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the Holder of record of such shares of Common Stock.

8.    Nontransferability.

            No Options granted under the Employee Stock Option Plan shall be transferable other than by will or by the laws of descent and distribution of any state which has, or would have, jurisdiction of the estate of a deceased Option Holder. Options may be exercised during the lifetime of the Holder only by the Holder.

9.    Termination of Relationship with the Corporation.

            (a) If a Holder ceases to be an Eligible Employee of the Corporation or any parent or subsidiary thereof (except as set forth in this Paragraph 9), such Option may, subject to the provisions of the Employee Stock Option Plan, be exercised (to the extent that he was entitled to exercise such option at the termination of his employment or service as an Officer pursuant to any Agreement) at any time within 90 days after such termination, but not more than ten years (five years in the case of a Ten Percent Holder) after the date on which such Option was granted. Any Option held by a Holder (A) whose employment with the Corporation shall be terminated for cause, or (B) who is an employee who terminates his employment voluntarily and without the consent of the Corporation or any parent corporation or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of retirement), shall, to the extent not theretofore exercised, terminate immediately upon such termination.

            (b) Other than as provided in Paragraph 9(a), Options granted under the Employee Stock Option Plan shall not be affected by any change of duties or job of a Holder so long as the Holder remains an Eligible Employee.

            (c) Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates for purposes of the Employee Stock Option Plan and the effect of leaves of absence, which provisions may vary from one Agreement to another.

            (d) Nothing in the Employee Stock Option Plan or in any Option granted pursuant to the Employee Stock Option Plan shall confer upon any Eligible Employee or other person any right to continue in the employ of the Corporation or any parent corporation or any subsidiary corporation thereof, or affect the right of the Corporation or any such parent corporation or any such subsidiary corporation, as the case may be, to terminate the employment of any Eligible Employee at any time.

10.   Death or Disability of Holder.

            If a person to whom an Option has been granted under the Employee Stock Option Plan shall:

            (a) die (i) while he is employed by the Corporation or a corporation which is a parent corporation or a subsidiary corporation thereof, or while serving as an Officer of any such corporation, or (ii) within 90 days after the termination of such employment (other than termination for cause or, in the case of an employee, voluntarily on his part and without the consent of the Corporation or a parent corporation or a subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of retirement); or

            (b) while employed by the Corporation or a corporation which is a parent corporation or subsidiary corporation thereof, become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as an employee or an Officer of any such corporation, then to the extent that the Option was exercisable immediately prior to the happening of such event, such Option may be exercised as set forth herein by the Holder or, in the event of death, by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or, if no such person has such right, by his executors or administrators, and the period for exercise, to the extent provided in Paragraph 9, shall be extended to six months in the case of the permanent and total disability or in the case of the death of the Holder, but no more than ten years (five years in the case of a Ten Percent Holder) after the date such Option was granted, as shall be prescribed in the Holder's Agreement.


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

11.   Adjustments upon Changes in Capitalization.

            (a) Each Agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices, and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation or the number of shares of Common Stock to which any other class of stock of the Corporation may be converted, by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations, and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number of shares of Common Stock or the number of shares of Common Stock to which any other class of stock of the Corporation may be converted, as to which Options may be granted under the Employee Stock Option Plan and to any Eligible Employee shall be appropriately adjusted by the Committee, whose determination shall be conclusive. No adjustment shall be made in any minimum number of shares of Common Stock which may be purchased at any time.

            (b) In the event of the dissolution, liquidation, merger, reorganization, separation or consolidation of the Corporation or its parent or a subsidiary, or a sale of all or substantially all of the assets or stock of the Corporation or its parent or a subsidiary, or the disposition by the Corporation of substantially all of the assets or stock of a subsidiary of which the Holder is then an employee or Officer, then, if the Committee shall so determine, each Option under the Employee Stock Option Plan, if such event shall occur with respect to the Corporation or its parent or a subsidiary, or each Option granted to an employee or Officer of the Corporation, a parent or subsidiary of the Corporation respecting which such event shall occur, shall terminate simultaneously with the happening of such event, and the Corporation shall pay the Holder in lieu thereof an amount equal to (i) the difference between the fair market value of one share of Common Stock on the date of such change, less the Option price per share of Common Stock, multiplied by (ii) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable.

12.   Effectiveness of the Employee Stock Option Plan.

            The Employee Stock Option Plan shall become effective on the date that it is adopted by the Board of Directors and such adoption is duly ratified in accordance with applicable law by a vote of a two thirds majority of the stockholders entitled to vote thereon. At any time commencing on the date of the adoption of this Employee Stock Option Plan by the Board of Directors and stockholders, the Committee may, in its discretion, grant Options under the Employee Stock Option Plan, the exercise of which shall be expressly subject to the condition that at the time of exercise a Registration Statement under the Securities Act of 1933 (the "Act") with respect to such shares shall be effective, or other provision satisfactory to the Committee shall have been made so that shares may be issued without violation of the Act or applicable state or foreign securities laws. If the shares of the Common Stock issuable upon exercise of an Option are not registered under the Act, and if the Committee shall deem it advisable, the Holder may be required to represent and agree in writing (i) that such Holder will be acquiring such shares for his own account and not with a view to the distribution thereof, (ii) that any shares of Common Stock acquired pursuant to the Employee Stock Option Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and in accordance with applicable state or foreign securities laws, and (iii) that the Holder accepts such restrictions on transfer of such shares (including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer of such shares), as the Corporation may reasonably impose under the Act or applicable state or foreign securities laws.

13.   Termination and Amendment of the Employee Stock Option Plan.

            The Board of Directors of the Corporation may, at any time prior to the termination under Section 2, above, of the Employee Stock Option Plan, suspend, terminate, modify or amend the Employee Stock Option Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares for which Options may be granted to any Eligible Employee during any period, any reduction in the purchase price of the Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, any change in the formula for determining the amount payable upon exercise of the Option, or any material modification in the requirements as to


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

eligibility for participation in the Employee Stock Option Plan, shall be subject to the two thirds approval of stockholders in the manner provided in Paragraph 12, except that any such increase, reduction, or change that may result from adjustments authorized by Paragraph 11 or adjustments based on revisions to the Code (to the extent permitted by such authorities) shall not require such approval. Further, no adjustment in the number of shares available under the Employee Stock Option Plan shall violate the limitations of Paragraph
2. No suspension, termination, modification, or amendment of the Employee Stock Option Plan may, without the express written consent of the Holder of an Option, adversely affect the rights of such Holder under such Option.

14.   Financing for Investment in Stock of the Corporation.

            Upon exercise by a Holder of an Option other than an ISO, the Board of Directors may cause the Corporation or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Corporation or any subsidiary, to any Eligible Employee who shall have been employed or so served for a period of at least six months at the end of the fiscal year last ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for any Eligible Employee who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by such Eligible Employee pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Corporation. The maximum amount of liability incurred by the Corporation and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the sole and absolute discretion of the Board of Directors. Each loan shall bear interest at a rate determined by the Committee provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Corporation, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and bylaws of the Corporation or such subsidiary, and applicable laws.

            If any such financing is authorized by the Board of Directors, such financing shall be administered by the Committee.

15.   Withholding.

            In the discretion of the Committee, the Corporation's obligation to deliver the Common Stock upon the exercise of an Option shall be subject to the Holder's satisfaction of all applicable federal, state, and local income & employment tax obligations.

16.   Severability.

            In the event that any one or more provisions of the Employee Stock Option Plan or any Agreement, or any action taken pursuant to the Employee Stock Option Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Employee Stock Option Plan or of any Agreement but in such particular jurisdiction and instance the Employee Stock Option Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

17.   Applicable Law.

            The   Employee   Stock   Option  Plan  shall  be  governed  by,  and
interpreted, construed and applied in accordance with, the laws of the State of New Jersey.

18.   Miscellaneous.

            1. The terms "parent corporation" and "subsidiary corporation" shall
have  the  meanings  set  forth  in  Sections   425(e)  and  (f)  of  the  Code,
respectively.


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

            2. The term "Holder" shall refer to an Eligible Employee who is an employee or Officer of the Corporation, a parent corporation, or a subsidiary corporation thereof who is granted an Option under the Employee Stock Option Plan and any person who is entitled to exercise such Holder's Option pursuant to paragraphs 9 or 10.

            3. The term "disinterested person" shall mean a Committee member who is not at the time he exercises discretion in administering the Employee Stock Option Plan an Eligible Employee and has not at any time within one year prior thereto been an Eligible Employee for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Employee Stock Option Plan.


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